Significant Events After the Reporting Date	12 Months Ended
Dec. 31, 2025
Significant Events After the Reporting Date [Abstract]
Significant events after the reporting date
C.	Significant events after the reporting date

 On January 8, 2026, InflaRx announced a restructuring and a change in strategy, focusing future resource allocation predominantly towards further clinical development of izicopan. As part of this strategy, a significant reduction of its workforce was announced, predominantly in areas which were supporting commercialization and late stage development of vilobelimab. These measures, including write-down of product inventory and one-time restructuring cost already reflected in the 2025 financial statements and additional one-time restructuring costs of €0.6 million in 2026, once successfully implemented, are expected to reduce the future cost structure of the company.